                                                                Exhibit 10.15.10

This Side Letter #3 to the Launch Services Agreement 95.5.933 between the Parties is entered into between:

ARIANESPACE S.A., a company organized under the laws of France and having its principal office at Boulevard de l'Europe, 91006 EVRY, France.


AND


PanAmSat Corporation a company organized under the laws of the State of Delaware with principal offices located at One Pickwick Plaza, Greenwich, Connecticut, U.S.A.
(hereinafter referred to as "PanAmSat Corporation")

and

PanAmSat International a company organized under the laws of the State of Delaware with principal offices located at One Pickwick Plaza, Greenwich, Connecticut, U.S.A.
(hereinafter referred to as "PanAmSat International")

(the two entities being also referred to as "Customer" with respect to the Launches for their benefit)


Reference is made to Amendment #1 to the Side Letter to Launch Services Agreement 95.5.933 executed between PanAmSat Corporation and ARIANESPACE on December 20, 1995, for the Launch of PanAmSat Satellites (said Agreement as amended being hereinafter referred to as the "Agreement" and the Launches covered under said Agreement being hereafter referred to as the "Launches" and said Amendment #1 to the Side Letter dated 8 January 1998 being hereinafter referred to as "Side Letter #1") and to Side Letter #2 to the Agreement dated 9 March 1998 (hereinafter referred to as Side Letter #2). All capitalized terms herein shall have the same meaning as under the Agreement.

On this day, the Parties have entered into Amendment #5 to the Agreement in order to add Firm Launch #4, Firm Launch #5 and Firm Launch #6 to the Agreement.

The Parties agree that the conditions listed hereafter shall be applicable notwithstanding the terms of the Agreement or of the Side Letter #1. Unless otherwise indicated, words defined under the Agreement shall have the same meaning in the present Side Letter.



ARTICLE 1
SPECIAL PROVISIONS FOR FIRM LAUNCH #4

The provisions of Articles I. to IV. of the Side Letter #1 shall not apply to Firm Launch #4 under the Agreement and said Firm Launch #4 shall not be taken into consideration for the application of said provisions.

[***********************************************************************
***********************************************************************
*****************************************************************].

[***********************************************************************
***********************************************************************
*************].

[***********************************************************************
***********************************************************************
***********************************************************************
*******************]

          a) [********************************************************
          ***********************************************************
          **********].

          b) [********************************************************
          ***********************************************************
          ***********************************************************
          ****************************].

          c) [********************************************************
          ***********************************************************
          *********************************].


ARTICLE 2

[***********************************************************************
***********************************************************************
***********************************************************************
***************************************************************].

[***********************************************************************
***********************************************************************
***********************************************************************
****************************].

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 3

This Side Letter constitutes an amendment to the Agreement within the meaning of its Paragraph 20.6 as well as an amendment to the Side Letter #1 and the terms of this Side Letter shall prevail in the event of any inconsistency with the terms of the Agreement or with the terms of Side Letter #1. This Side Letter shall remain confidential and unless indicated expressly otherwise, authorization to disclose the Agreement shall not include authorization to disclose this Side Letter.



Executed this 12th day of  October, 1998.



FOR ARIANESPACE                        FOR PANAMSAT CORPORATION

     /s/ J. M. Luton                      /s/ Frederick A. Landman
     President-Directeur General           President and CEO


FOR PANAMSAT INTERNATIONAL

     /s/ Frederick A. Landman
     President


FOR PANAMSAT INTERNATIONAL